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EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Executive Vice President and Chief Financial Officer of Veterinary Pet Services, Inc. (the "Company"), hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2003	/s/ PAUL W. SOUZA Paul W. Souza, Executive Vice President, Chief Financial Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002